UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: November 6, 2006
(Date of earliest event reported: October 31, 2006)

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1263 Lake Plaza Drive Suite A, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2006, a Sixth Amendment to the Amended and Restated Credit Agreement dated April 21, 2000 (“Sixth Amendment”) was entered into among WMCK Venture Corp., Century Casinos Cripple Creek, Inc., WMCK Acquisition Corp. (collectively the “Borrowers”), Century Casinos, Inc. (the “Guarantor”) and Wells Fargo Bank, National Association, as Agent. The Sixth Amendment extends the maturity date of the Existing Credit Agreement to December 31, 2007.

This summary of the terms of the Sixth Amendment is qualified in its entirety by the text of the Sixth Amendment, a copy of which is attached to this Form 8-K as exhibit 10.180 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
10.180 Sixth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: November 6, 2006	By : /s/ Ray Sienko
Ray Sienko
Chief Accounting Officer